UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2009

Investors Capital Holdings, Ltd. (Exact name of registrant as specified in its charter)

Delaware	1-16349	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East Lynnfield, MA 01940 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[] (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[] (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02(d) Election of Director

     On April 6, 2009, the number of directorships of the registrant was increased from five to six, and Geoffrey Chalmers was elected a director of the registrant to fill the vacancy thereby created. Mr. Chalmers was also named to serve as a member of the Audit Committee, the Human Resources Committee and the Nominating and Governance Committee of the Board of Directors of the registrant, as well as Chairman of the aforesaid Audit Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                       Investors Capital Holdings, Ltd.

                                                                                                                       By /s/ Timothy B. Murphy
                                                                                                                            Timothy B. Murphy, President

Date: April 6, 2009